Exhibit 10.20
AMENDMENT TO LICENSE AGREEMENT
This Amendment to License Agreement (this “Amendment”) is made and entered into this 1st day of August, 2005 (the “Amendment Effective Date”) by and between Koss Corporation, a Delaware corporation (“Licensor”), and Sonigem Products, Inc., a corporation organized under the laws of the Province of Ontario (“Licensee”). The License Agreement amended by this Amendment is referred to in this Amendment as the “Agreement”.
For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Agreement as follows as of the Amendment Effective Date:
1. Section 2.4 of the Agreement is amended so that (i) the phrase “Products or Licensed Products” is deleted from line 6 of Section 2.4 of the Agreement and is replaced with “Products, Licensed Products, and any other items”, and (ii) the phrase “through LICENSOR’s web site or otherwise via the Internet” at the end of Section 2.4 of the Agreement is deleted.
2. Section 3.2 of the Agreement is amended so that the following is added as the second sentence of that section:
LICENSEE shall repair and service the Licensed Products in a professional and workmanlike manner consistent with the highest industry standards.
3. Section 6.2 of the Agreement is deleted in its entirety and replaced with the following:
6.2 During the applicable Contract Year, the minimum quarterly Royalties (“Minimum Quarterly Royalties”) for each Calendar Quarter during that Contract Year are as follows:

Contract Year	Minimum Quarterly Royalties

July 1, 2003 — June 30, 2004	U.S. $12,500
July 1, 2004 — June 30, 2005	U.S. $18,750
July 1, 2005 — June 30, 2006	U.S. $75,000
July 1, 2006 — June 30, 2007	U.S. $81,250
July 1, 2007 — June 30, 2008	The greater of U.S. $87,500 or the Minimum Quarterly Royalties paid by LICENSEE for July 1, 2006 — June 30, 2007
If at the end of any Calendar Quarter, the cumulative total Royalties paid by LICENSEE to LICENSOR do not equal or exceed the cumulative Royalty for such Calendar Quarter as set forth in Exhibit E, then, within thirty (30) days following the end of such Calendar Quarter, LICENSEE shall pay to LICENSOR the difference between the Minimum Quarterly Royalties for such Calendar Quarter and the Royalties paid by LICENSEE to LICENSOR for such Calendar Quarter.

4. Section 6.3 of the Agreement is deleted in its entirety and replaced with the following:
6.3 If as of June 30, 2008, LICENSOR elects to renew this Agreement as hereinafter provided for an additional two (2) year period, LICENSEE shall pay to LICENSOR the following Minimum Quarterly Royalties:

Contract Year	Minimum Quarterly Royalties

July 1, 2008 — June 30, 2009	The greater of U.S. $89,375 or the Minimum Quarterly Royalties paid by LICENSEE for July 1, 2007 — June 30, 2008

July 1, 2009 — June 30, 2010	The greater of U.S. $91,344 or the Minimum Quarterly Royalties paid by LICENSEE for July 1, 2008 — June 30, 2009
If at the end of any Calendar Quarter, the cumulative total Royalties paid by LICENSEE to LICENSOR do not equal or exceed the cumulative Royalty for such Calendar Quarter as set forth in Exhibit E, then, within thirty (30) days following the end of such Calendar Quarter, LICENSEE shall pay to LICENSOR the difference between the Minimum Quarterly Royalties for such Calendar Quarter and the Royalties paid by LICENSEE to LICENSOR for such Calendar Quarter.
5. The following provision is added to the Agreement as new Section 7.5
During the term of this Agreement, by the 10th day of each calendar month after the Amendment Effective Date, LICENSEE will provide LICENSOR with (i) the inventory of Products and Licensed Products as of the last day of the previous calendar month, (ii) a list of all Products and Licensed Products in transit, (iii) a list of purchase orders received by LICENSEE for the previous month, and (iv) a list of companies that LICENSEE has subcontracted the manufacture of Licensed Products under Section 2.3 of this Agreement.
6. Exhibit B to the Agreement is deleted in its entirety and replaced with Exhibit B to this Amendment.
7. Exhibit D to the Agreement is deleted in its entirety and replaced with Exhibit D to this Amendment.
8. Exhibit E to the Agreement is deleted in its entirety and replaced with Exhibit E to this Amendment.
9. This Amendment has been jointly drafted by the parties, reflects the parties mutual intent, and no terms shall be construed more or less favorably to either party on the grounds that is was drafted by such party.

10. Except as set forth in this Amendment, the Agreement remains in full force and effect.

KOSS CORPORATION

By: /s/ Michael J. Koss
Michael J. Koss
Title: President and CEO

SONIGEM PRODUCTS, INC.

By: /s/ Reuben Klein
Reuben Klein
Title: President and CEO

EXHIBIT B
A. Description of Licensed Products to be sold under LICENSOR’s Trademark.
     1. Video Products. LICENSEE may only sell the following video products:
a. DVD players
b. Portable DVD players (TV/DVD)
c. DVD combos
d. VCR
e. Mobile video
f. Home theatre in a box with or without a DVD player
g. Television (CRT and LCD)
h. Personal media player / recorder
     2. Audio Products & Telephones. LICENSEE may only sell the following audio products and telephones:
a. Radios
b. Personal CD players
c. MP3 player / recorder in flash and hard drive formats
d. Boomboxes
e. Home stereo
f. Automotive audio
g. Telephones only (i.e., the device can have no other functionality other than as a telephone)
h. Satellite radio
     3. GPS Navigational Devices. LICENSEE may only sell the following GPS navigational devices:
a. Portable
b. Mobile

     4. Speakers. LICENSEE may only sell speakers for the following:
a. Special MP3/IPOD style speaker
b. Car
     5. LICENSEE may include headphones and earbuds as part of a system only when the product being sold does not include a speaker. For example, headphones and earbuds may be included as part of a portable or mobile personal media player, portable or mobile personal CD player, portable or mobile personal MP3 player, and a radio without a speaker.
B. For clarification, other than as set forth in Section A.5 of this Exhibit B, LICENSEE may not, under any circumstances, sell or provide headphones, stereophones, or headsets, including wireless headphones, stereophones and headsets.
C. The royalty rates for the Licensed Products listed on this Exhibit B are set forth in Exhibit D to this Agreement.

EXHIBIT D
Calculation of Quarterly Royalties Payment (in U.S. Dollars)

Licensed Products	Total Sales		Returns		Net Sales		Royalty Rate

Video Products	$	_____	$	_____	$	_____	1.0%

Audio Products & Telephones	$	_____	$	_____	$	_____	1.5%

GPS Navigational Devices	$	_____	$	_____	$	_____	1.5%

Speakers	$	_____	$	_____	$	_____	5.0%
     TOTAL ROYALTIES PAYMENT U.S. $___

EXHIBIT E
Cumulative Royalty Schedule

Calendar Quarter	Cumulative Royalty

July 1, 2003 — September 30, 2003	$12,500
October 1, 2003 — December 31, 2003	$25,000
January 1, 2004 — March 31, 2004	$37,500
April 1, 2004 — June 30, 2004	$50,000

July 1, 2004 — September 30, 2004	$68,750
October 1, 2004 — December 31, 2004	$87,500
January 1, 2005 — March 31, 2005	$106,250
April 1, 2005 — June 30, 2005	$125,000

July 1, 2005 — September 30, 2005	$200,000
October 1, 2005 — December 31, 2005	$275,000
January 1, 2006 — March 31, 2006	$350,000
April 1, 2006 — June 30, 2006	$425,000

July 1, 2006 — September 30, 2006	$506,250
October 1, 2006 — December 31, 2006	$587,500
January 1, 2007 — March 31, 2007	$668,750
April 1, 2007 — June 30, 2007	$750,000

July 1, 2007 — September 30, 2007	The greater of $837,500 or $750,000 + the average Minimum Quarterly Royalties paid by LICENSEE for July 1, 2006 — June 30, 2007 (the “17th Minimum Quarterly Royalty”)

October 1, 2007 — December 31, 2007	The 17th Minimum Quarterly Royalty + the greater of (i) $87,500 and (ii) the average Minimum Quarterly Royalties paid by LICENSEE for July 1, 2006 — June 30, 2007 (the “18th Minimum Quarterly Royalty”)

January 1, 2008 — March 31, 2008	The 18th Minimum Quarterly Royalty + the greater of (i) $87,500 and (ii) the average Minimum Quarterly Royalties paid by LICENSEE for July 1, 2006 — June 30, 2007 (the “19th Minimum Quarterly Royalty”)

April 1, 2008 — June 30, 2008	The 19th Minimum Quarterly Royalty + the greater of (i) $87,500 and (ii) the average Minimum Quarterly Royalties paid by LICENSEE for July 1, 2006 — June 30, 2007 (the “20th Minimum Quarterly Royalty”)

Calendar Quarter	Cumulative Royalty
July 1, 2008 — September 30, 2008	The 20th Minimum Quarterly Royalty + the greater of (i) $89,375 and (ii) the average Minimum Quarterly Royalties paid by LICENSEE for July 1, 2007 — June 30, 2008 (the “21st Minimum Quarterly Royalty”)

October 1, 2008 — December 31, 2008	The 21st Minimum Quarterly Royalty + the greater of (i) $89,375 and (ii) the average Minimum Quarterly Royalties paid by LICENSEE for July 1, 2007 — June 30, 2008 (the “22nd Minimum Quarterly Royalty”)

January 1, 2009 — March 31, 2009	The 22nd Minimum Quarterly Royalty + the greater of (i) $89,375 and (ii) the average Minimum Quarterly Royalties paid by LICENSEE for July 1, 2007 — June 30, 2008 (the “23rd Minimum Quarterly Royalty”)

April 1, 2009 — June 30, 2009	The 23rd Minimum Quarterly Royalty + the greater of (i) $89,375 and (ii) the average Minimum Quarterly Royalties paid by LICENSEE for July 1, 2007 — June 30, 2008 (the “24th Minimum Quarterly Royalty”)

July 1, 2009 — September 30, 2009	The 24th Minimum Quarterly Royalty + the greater of (i) $91,344 and (ii) the average Minimum Quarterly Royalties paid by LICENSEE for July 1, 2008 — June 30, 2009 (the “25th Minimum Quarterly Royalty”)

October 1, 2009 — December 31, 2009	The 25th Minimum Quarterly Royalty + the greater of (i) $91,344 and (ii) the average Minimum Quarterly Royalties paid by LICENSEE for July 1, 2008 — June 30, 2009 (the “26th Minimum Quarterly Royalty”)

January 1, 2010 — March 31, 2010	The 26th Minimum Quarterly Royalty + the greater of (i) $91,344 and (ii) the average Minimum Quarterly Royalties paid by LICENSEE for July 1, 2008 — June 30, 2009 (the “27th Minimum Quarterly Royalty”)

April 1, 2010 — June 30, 2010	The 27th Minimum Quarterly Royalty + the greater of (i) $91,344 and (ii) the average Minimum Quarterly Royalties paid by LICENSEE for July 1, 2008 — June 30, 2009 (the “28th Minimum Quarterly Royalty”)